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                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
            METLIFE INVESTORS INSURANCE VARIABLE ANNUITY ACCOUNT FIVE

    SUPPLEMENT DATED DECEMBER 30, 2003, TO THE PROSPECTUS DATED MAY 1, 2003,
               FOR THE METLIFE INVESTORS AND METLIFE INVESTORS OF
              CALIFORNIA FIRSTAR SUMMIT VARIABLE ANNUITY CONTRACTS

The prospectus dated May 1, 2003, for the MetLife Investors Insurance Company and MetLife Investors Insurance Company of California Firstar Summit Variable Annuity Contracts incorrectly described the fees and expenses of certain investment options available under the Contracts. This Supplement explains the error and amends the prospectus to correctly describe the fees and expenses of the investment options.

The following investment options were incorrectly described as Class B portfolios of the Metropolitan Series Fund that have 12b-1 or service fees:

                      FI International Stock Portfolio (formerly,
                         Putman International Stock Portfolio)
                      Met/Putnam Voyager Portfolio

The Class A shares of these Portfolios that do not have any 12b-1 or services fees had previously been added as investment options under the Contracts, and the Companies intended to continue offering such Class A shares. Notwithstanding this error, any added purchase payments or transfers to these Portfolios since May 1, 2003, have been credited to the Class A shares of these Portfolios so no corrections are required to account values.

In this regard, the Investment Portfolio Expense table for the Portfolios is amended to add the following:



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                                      FI International
Portfolio                             Stock                 Met/Putnam Voyager
------------------------------------- --------------------- --------------------

Management Fees                       0.90%                 0.80%
12b-1/Service Fees                    0.00%                 0.00%
Other Fees                            0.22%                 0.27%
------------------------------------- --------------------- --------------------
Total Annual Portfolio Fees           1.12%                 1.07%
------------------------------------- --------------------- --------------------
Net Annual Portfolio Expenses                               1.00% (1)
After Expense Reimbursements
and Waivers

(1) The Net Total Portfolio Expenses reflect contractual arrangements that have been restated as of May 1, 2003, under which advisers or managers of investment portfolios have agreed to reimburse and/or waive expenses of the portfolios. The contractual arrangements terminate on April 30, 2004 (excluding optional extensions). Net Total Annual Portfolio Expenses have not been restated to reflect expense reductions that investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated the information provided is for the year ended December 31, 2002.

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PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR
PROSPECTUS CAREFULLY AND KEEP THEM TOGETHER FOR FUTURE REFERENCE.